UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12 , 2008

Cyprium Resources Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-145951	98-0521119
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

C915 Jia Hao International Business Center
116 Zizhuyuan Road Haidan District
Beijing, China 100097
(Address of principal executive offices)

1-646-660-3781
(Registrant’s telephone number, including area code)

2170 Nelson Ave, Vancouver, BC, Canada V7V 2P7
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 12, 2008, John Sutherland voluntarily tendered his resignation as a Director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 16, 2008

CYPRIUM RESOURCES INC.

By:	/s/ Stephen H. Clevett
Stephen H. Clevett
President, Chief Executive Officer and Chief Financial Officer Director